SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 14, 1996


                     BT OFFICE PRODUCTS INTERNATIONAL, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-13858                 13-3245865
----------------------------          -----------           --------------------
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)          Identification No.)


    215O E. Lake Cook Road, Buffalo Grove, Illinois       60089-1877
--------------------------------------------------------------------------------
         (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:  (847) 793-7500




                             Exhibit Index on Page 5
                          in Sequentially Numbered Copy


                                Page 1 of 6 Pages





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Item 4.  Changes in Registrant's Certifying Accountant.

                  Upon recommendation of the Audit Committee, the Board of Directors on May 14, 1996 replaced Ernst & Young LLP, who served as the Company's independent auditors for the fiscal year ended December 31, 1995, and appointed Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1996.

                  Ernst & Young LLP's reports on the financial statements of the Company for the fiscal years ended December 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1995 and 1994, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in its report.

                  In a letter to the Company dated January 30, 1996, Ernst & Young LLP advised the Company that based on the status of the audit it noted no material weaknesses in the Company's internal controls. In March 1996, the Company discovered certain irregularities at the New York Division involving misstatements in the reporting of gross profit margins and operating expenses as well as concealment in the accounting records of a theft of Company assets. Ernst & Young LLP advised the Company in a letter dated April 5, 1996 that a material weakness in internal controls existed at the New York Division, relating to such irregularities. The irregularities led to the Company's reduction of previously reported unaudited operating income for 1995 and the Company's restatement of operating income for 1994.

                  On March 26, 1996, the Audit Committee discussed the foregoing irregularities with Ernst & Young LLP and authorized the Company's legal counsel, Winthrop, Stimson, Putnam & Roberts, to investigate the irregularities and pursue recoveries. Based on the Company's internal investigation and the preliminary results of such counsel's investigation, the Company believes that the discovered irregularities were due primarily to the misconduct of a few individuals at a single unit. Key financial management personnel at the New York Division were suspended from their duties and the Company has hired new personnel and is in the process of hiring additional new personnel at such unit.


                                Page 2 of 6 Pages





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                  The Company has authorized  Ernst & Young LLP to respond fully to any inquiries of Coopers & Lybrand L.L.P. concerning the foregoing internal control issues.

                  The Company has requested Ernst & Young LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 20, 1996, is filed as Exhibit 16 to this Form 8-K.

                                Page 3 of 6 Pages





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BT OFFICE PRODUCTS INTERNATIONAL,
                                       INC.



                                      By: /s/ John J. McKiernan
                                          -------------------------
                                          John J. McKiernan
                                          Vice President-Finance and
                                            Administration, Chief
                                            Financial Officer and
                                            Secretary

DATE:  May 20, 1996



                                Page 4 of 6 Pages





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                                INDEX TO EXHIBITS




                                                    Page in Sequentially
      Exhibit No.            Description               Numbered Copy
      -----------            -----------            --------------------

          16            Letter re: Change in                   6
                        Certifying Accountant






                                Page 5 of 6 Pages





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